                                                                    EXHIBIT 3.3
                                     [SEAL]




                               THE STATE OF TEXAS

                               SECRETARY OF STATE



     IT IS HEREBY CERTIFIED THAT THE ATTACHED IS/ARE TRUE AND CORRECT COPIES OF THE FOLLOWING DESCRIBED DOCUMENT(S) ON FILE IN THIS OFFICE:

                             DALLAS WOODCRAFT, INC.
                               CHARTER #237806-00

ARTICLES OF INCORPORATION                                        AUGUST 1, 1967
ARTICLES OF MERGER                                           SEPTEMBER 20, 1973
CHANGE OF REGISTERED OFFICE AND/OR AGENT                       NOVEMBER 2, 1978
ARTICLES OF AMENDMENT                                             MARCH 8, 1984
CHANGE OF REGISTERED OFFICE AND/OR AGENT                        OCTOBER 1, 1986
CHANGE OF REGISTERED OFFICE AND/OR AGENT                           JULY 3, 1987
CHANGE OF REGISTERED OFFICE AND/OR AGENT                         AUGUST 3, 1988
CHANGE OF REGISTERED OFFICE AND/OR AGENT                       NOVEMBER 1, 1995


                                        IN TESTIMONY WHEREOF, I HAVE HEREUNTO
                                        SIGNED MY NAME OFFICIALLY AND CAUSED
                                        TO BE IMPRESSED HEREON THE SEAL OF STATE
                                        AT MY OFFICE IN THE CITY OF AUSTIN, ON
                                        MAY 20, 1998



[SEAL OF THE STATE OF TEXAS]            /s/ ALBERTO R. GONZALES
                                        -------------------------------------
                                            Alberto R. Gonzales           PH
                                             Secretary of State

                           ARTICLES OF INCORPORATION

STATE OF TEXAS                )                  Filed in the Office of the
                                                 Secretary of State of Texas
COUNTY OF DALLAS              )                  This 1 day of August, 1967
                                                 /s/ ILLEGIBLE
                                                 ---------------------------
                                                 Director, Corporation Division


          KNOW ALL MEN BY THESE PRESENTS: That we, the undersigned incorporators, all natural persons over the age of twenty-one years old, all citizens of the State of Texas, acting as incorporators of a corporation under the Texas Business Corporation Act, do hereby adopt the following articles of incorporation for such corporation:

                                       I

          The name of the corporation is, "BO-MAR MANUFACTURING CO., INC."

                                       II

          The period of duration of this corporation shall be perpetual.

                                      III

          The aggregate number of shares for which this corporation shall have authority to issue and the par value of each of said shares is as follows:

          Number of shares                      100,000

          Par value of each of said shares     $   1.00

The consideration received or to be received from the issuance of the above mentioned shares will give this corporation a stated capital of $100,000.00.

                                       IV

          The purposes for which this corporation is organized are to buy, sell, fabricate and manufacture goods, wares and materials and to perform services in connection therewith.

                                       V

       The corporation will not commence business until it has received for the issuance of its shares a consideration consisting of money, labor done, property actually received of a value of $1,000.00.

                                       VI

       The Post Office address of this corporation's initial registered office is 1342 Motor Circle, Dallas, Texas and the name of this corporation's initial registered agent at said address is Martin Donald.

                                      VII

       The number of Directors constituting the initial Board of Directors of this corporation is four (4) and the names and addresses of the persons who are to serve as Directors until the first annual meeting of the Shareholders or until their successors qualify are as follows:

NAME                                     ADDRESS
----                                     -------
MARTIN DONALD                            7431 Northhaven, Dallas, Tex.
ANN DONALD                               7431 Northhaven, Dallas, Tex.
ROBERT STADTMAN                          11508 Royalshire, Dallas, Tex.
MYRNA STADTMAN                           11508 Royalshire, Dallas, Tex.

                                      VIII

            The name and address of each incorporator is as follows:

MARTIN DONALD                            7431 Northhaven, Dallas, Tex.
ANN DONALD                               7431 Northhaven, Dallas, Tex.
ROBERT STADTMAN                          11508 Royalshire, Dallas, Tex.
MYRNA STADTMAN                           11508 Royalshire, Dallas, Tex.

               IN WITNESS WHEREOF we have hereto set our hands at

Dallas, Texas this 31st day of July, 1967.


/s/ MARTIN DONALD                         /s/ ROBERT STADTMAN
---------------------------               ---------------------------
MARTIN DONALD                             ROBERT STADTMAN


/s/ ANN DONALD                            /s/ MYRNA STADTMAN
---------------------------               ---------------------------
ANN DONALD                                MYRNA STADTMAN

STATE OF TEXAS                )

COUNTY OF DALLAS              )

           BEFORE ME, the undersigned Notary Public in and for Dallas County, Texas, personally appeared, Martin Donald, Ann Donald, Robert Stadtman and Myrna Stadtman, who, being duly sworn, upon oath, acknowledged that they are the persons whose name is signed to the foregoing instrument as incorporators and they severally declare that the statements contained therein are true and correct.

          GIVEN UNDER MY HAND AND SEAL OF OFFICE this 31st day of July, 1967.


                                             /s/ ILLEGIBLE
                                             --------------------------------
                                             Notary Public in and for
                                             Dallas County, Texas

                               ARTICLES OF MERGER
                                       OF
                               BO-MAR CORPORATION
                                      INTO
                         BO-MAR MANUFACTURING CO., INC.                  [STAMP]


     Pursuant to the provisions of Article 5 [ILLEGIBLE] of the Texas Business Corporation Act, the undersigned corporations adopt the following Articles of Merger for the purpose of merging them into one of such corporations:

     1. The following Plan of Merger was approved by the shareholders of each of the undersigned corporations in the manner prescribed by the Texas Business Corporation Act:

     Attached hereto as Exhibit "A" is the Plan of Merger.

     The Articles of Incorporation of the BO-MAR MANUFACTURING CO., INC. are amended to (a) renumber Articles III and IV of the Articles of Incorporation as now in effect as Articles IV and III, respectively, (b) enlarge the purposes for which the corporation is organized (Article III), (c) increase from One Hundred Thousand (100,000) to Five Hundred Thousand (500,000) the number of shares of common stock, par value One Dollar ($1.00) per share, which the corporation is authorized to issue (Article IV), (d) deny to shareholders or other persons, the preemptive right to acquire any additional or treasury shares of any class of stock or other securities of the corporation (Article VI), (e) vest the power to adopt, alter, amend, or repeal the bylaws of the corporation in the board of directors (Article VII), (f) prohibit cumulative voting (Article
VII), (g) clarify certain of the circumstances under which directors, officers or employees of the corporation are expressly permitted to have an interest in contracts or other transactions involving the corporation (Article IX), (h) provide specifically for indemnification of directors, officers and employees of the corporation or of certain other corporations (Article X), (i) renumber Articles VI and VII of the Articles of Incorporation as now in effect as Articles XI and XII, respectively, and (j) state the present registered office and registered agent of the corporation (Article XI).

     The Articles of Incorporation of BO-MAR MANUFACTURING CO., INC. are amended in their entirety by the Articles of Merger to read as hereinafter set forth in full:

                            ARTICLES OF INCORPORATION

                                       OF

                         BO-MAR MANUFACTURING CO., INC.


                                   ARTICLE I

     The name of the corporation is BO-MAR MANUFACTURING CO., INC.



ARTICLES OF MERGER                    -2-

                                   ARTICLE II

     The period of its duration is perpetual.

                                   ARTICLE III

     The purpose or purposes for which the corporation is organized are:

     To buy, sell and deal in personal property, real property, and services subject to Part Four of the Texas Miscellaneous
     Corporation Laws Act.

     To do everything necessary, proper, advisable or convenient for the accomplishment or furtherance of such purpose, provided the same be not prohibited by the laws of the State of Texas.

                                   ARTICLE IV

     The aggregate number of shares which the corporation shall have authority to issue is Five Hundred Thousand (500,000) with a par value of One Dollar ($1.00) each. Each share of stock shall have identical rights and privileges in every respect.

                                   ARTICLE V

     The corporation will not commence business until it has received for the issuance of its shares consideration of the value of ONE THOUSAND DOLLARS ($1,000.00), consisting of money, labor done, or property actually received.



ARTICLES OF MERGER                     -3-

                                   ARTICLE VI

     No shareholder or other person shall have any preemptive right whatsoever.

                                  ARTICLE VII

     Except to the extent such power may be modified or divested by an action of the shareholders representing the majority of the issued and outstanding shares of the capital stock of the corporation taken at any regular or special meeting of the shareholders, the power to adopt, alter, amend or repeal the bylaws of the corporation shall be vested in the board of directors.

                                  ARTICLE VIII

                   Cumulative voting is expressly prohibited.

                                   ARTICLE IX

     No contract or other transaction between the corporation and any person or other corporation or entity shall be affected or invalidated by the fact that any one or more of the directors, officers or employees of the corporation are such person or are directors or officers of, or are otherwise interested in, such other corporation or entity, and any one or more directors, officers or employees, individually or jointly, may be a party or parties to or may be otherwise



ARTICLES OF MERGER                    -4-
interested in any contract or transaction of the corporation or in which the corporation is interested; and no contract, act or transaction of the corporation with any person or other corporation or entity shall be affected or invalidated by the fact that any one or more directors, officers or employees of the corporation are parties to, or are otherwise interested in, such contract, act or transaction, or in any way connected with such person or other corporation or entity. Each and every person who is or may become a director, officer or employee of the corporation is hereby relieved from any disability or liability that might otherwise exist from contracting with the corporation for the benefit of himself or any other corporation or entity in which he may be in any way interested; provided that the fact of such interest shall have been disclosed to or shall be known by the directors not so interested or the shareholders of the corporation, as the case may be, acting upon or with reference to such contract, act or transaction, even though the presence at a meeting or the vote or votes of an interested director or directors might have been necessary to obligate the Corporation upon such contract, act or transaction.

ARTICLES OF MERGER                    -5-

                                   ARTICLE X

     Any person made a party to, or involved in, any criminal, civil or administrative action, suit or proceeding by reason of the fact that he, or his testator or intestate, is or was a director, officer, employee or agent of the corporation, or of any corporation which he, or his testator or intestate, served as such at the request of the corporation, shall be indemnified by the corporation against expenses reasonably incurred by him or imposed on him in connection with, or resulting from the defense of such action, suit or proceeding, or in connection with, or resulting from any appeal therein, except with respect to matters as to which it is adjudged in such action, suit or proceeding that such director, officer or employee is liable to the corporation or to such other corporation for negligence or misconduct in the performance of his duties. As used herein, the term "expenses" shall include all obligations incurred by any such person for the payment of money including, without limitation, attorney's fees, awards, judgments, fines, penalties and amounts paid in satisfaction of judgment or in settlement of any such action, suit or proceeding, except amounts paid to the corporation or such other corporation by him. A judgment or conviction (whether

ARTICLES OF MERGER                    -6-
based on a plea of guilty or nolo contendere or its equivalent, or after trial) shall not of itself be deemed to be an adjudication that such officer, director, or employee is liable to the corporation or such other corporation for negligence or misconduct in the performance of his duties. Determination of the right to such indemnification and the amount thereof may be made, at the option of the person to be indemnified, pursuant to any procedure set forth in the bylaws or by any of the following procedures: (a) order of the court or administrative body or agency having jurisdiction of the action, suit or proceeding, (b) resolution adopted by a majority of a quorum of the board of directors of the corporation without counting in such majority or quorum any directors who have incurred expenses in connection with such action, suit or proceeding, (c) if there is no quorum of directors who have not incurred expenses in connection with such action, suit, or proceeding, then by resolution adopted by a majority of a committee of shareholders or directors who have not incurred such expenses, appointed by the board of directors of the corporation,
(d) resolution adopted by the holders of a majority of the shares entitled to vote and present in person or represented in proxy at any meeting of shareholders of the corporation at which a quorum is so present

ARTICLES OF MERGER                     -7-
or represented, such holders voting together and not by class, or (e) order of any court having jurisdiction over the corporation. Any such determination that a payment by way of indemnity should be made shall be binding upon the corporation. Such right of indemnification shall not be exclusive of any other right which such directors, officers and employees of the corporation, and the other persons above mentioned, may have or hereafter acquire, and without limiting the generality of such statement, they shall be entitled to their respective rights of indemnification under any bylaw, agreement, vote of shareholders, provisions of law or otherwise, as well as their rights under this article. The provisions of this article shall apply to any member of any committee appointed by the board of directors as fully as though such person had been a director, officer, or employee of the corporation.

                                   ARTICLE XI

     The post office address of the initial registered office of the corporation is 9101 Chancellor Row, Dallas, Texas 75247, and the name of its initial registered agent at such address is MARTIN DONALD.

                                  ARTICLE XII

     The number of directors constituting the board of directors is four (4), and the names and addresses of the





ARTICLES OF MERGER                   -8-
persons who are to serve as directors until the first annual meeting of the shareholders, or until their successors are elected and qualified are:




         NAME                             ADDRESS
         ----                             -------
     MARTIN DONALD                     7727 Joyce Way
                                       Dallas, Texas 75225

     ANN DONALD                        7727 Joyce Way
                                       Dallas, Texas 75225

     ROBERT STADTMAN                   6806 Yorkwood Circle
                                       Dallas, Texas 75230

     MYRNA STADTMAN                    6806 Yorkwood Circle
                                       Dallas, Texas 75230


ARTICLES OF MERGER                 -9-

     2. As to each of the undersigned Corporations, the number of shares outstanding and the designation and number of outstanding shares of each class entitled to vote as a class of such Plan, are as follows:



                                  Number of Shares     Number of Shares Entitled
Name of Corporation                 Outstanding           to Vote as a Class
-------------------               ----------------     -------------------------
Bo-Mar Manufacturing
Co., Inc.                               1,000                    1,000
Bo-Mar Corporation                        100                      100


     3. As to each of the undersigned Corporations, the total number of shares voted for and against such Plan, respectively, and, as to each class entitled to vote thereon as a class, the number of shares of such class voted for and against such Plan, respectively, are as follows:



                                   Total Shares         Total Shares Entitled
Name of Corporation                  Voted For                 to Vote
-------------------                ------------         ---------------------
Bo-Mar Manufacturing
Co., Inc.                              1,000                    1,000
Bo-Mar Corporation                       100                      100


     Dated July 23, 1973.

                                            BO-MAR MANUFACTURING CO., INC.

and /s/  ROBERT STADTMAN                    BY /s/ MARTIN DONALD
   ----------------------------------         ----------------------------------
   Its Secretary                              Its President

BO-MAR CORPORATION                          BO-MAR CORPORATION

and /s/  ROBERT STADTMAN                    BY /s/ MARTIN DONALD
   ----------------------------------         ----------------------------------
   Its Secretary                              Its President

STATE OF TEXAS    )
                  )
COUNTY OF DALLAS  )

     I, Edwin Lax, a notary public, do hereby certify that on this 28th day of July, 1973, personally appeared before me Martin Donald, who, being by me first duly sworn, declared that he is the President of BO-MAR MANUFACTURING CO., INC., that he signed the foregoing document as President of the Corporation, and that the statements therein contained are true.


                                             /s/ EDWIN LAX
                                             -----------------------------------
                                             Notary Public

STATE OF TEXAS    )
                  )
COUNTY OF DALLAS  )

     I, Edwin Lax, a notary public, do hereby certify that on this 28th day of July, 1973, personally appeared before me Martin Donald, who, being by me first duly sworn, declared that he is the President of BO-MAR CORPORATION, that he signed the foregoing document as President of the Corporation, and that the statements therein contained are true.

                                             /s/ EDWIN LAX
                                             -----------------------------------
                                             Notary Public

                              AGREEMENT OF MERGER

     Agreement of Merger, dated July 23, 1973, between BO-MAR MANUFACTURING CO., INC., a Texas corporation (the "Surviving Corporation"), and BO-MAR CORPORATION, a Texas corporation (the "Constituent Corporation").

     WHEREAS, BO-MAR MANUFACTURING CO., INC. is a corporation organized and existing under and by virtue of the laws of the State of Texas and having as of the date of this Agreement One Hundred Thousand (100,000) shares of authorized common stock, with par value of One Dollar ($1.00), of which One Thousand (1,000) shares are issued and outstanding; and

     WHEREAS, BO-MAR CORPORATION is a corporation organized and existing under and by virtue of the laws of the State of Texas and having as of the date of this Agreement Ten Thousand (10,000) shares of authorized common stock, with par value of Ten Dollars ($10.00) each, of which One Hundred (100) shares are issued and outstanding; and

     WHEREAS, THE BOARD of Directors of BO-MAR MANUFACTURING CO., INC. and BO-MAR CORPORATION, the parties hereto, deem it desirable and in the best interests of the Corporations and their shareholders that BO-MAR CORPORATION be merged into BO-MAR MANUFACTURING CO., INC.;

     NOW, THEREFORE, in consideration of the premises and the mutual promises and covenants, and subject to the condition herein set forth, the Corporations agree as follows:

     1. The Constituent Corporation shall be merged into and with BO-MAR MANUFACTURING CO., INC., the Surviving Corporation, which shall survive the merger, pursuant to the provisions of the Business Corporation Act of Texas. Upon such merger the separate corporate existence of BO-MAR CORPORATION shall cease and the Surviving Corporation shall become the owner, without other transfer, of all the rights and property of the Constituent Corporation, and the Surviving Corporation shall become subject to all the debts and liabilities of the Constituent Corporation in the same manner as if the Surviving Corporation had itself incurred them.

     2. The name of the Surviving Corporation shall be BO-MAR MANUFACTURING CO., INC. The purposes, county where the principal office for the transaction of business shall be located, number of directors, and the capital stock of the Surviving Corporation shall be as appears in the Articles of Incorporation of the Surviving Corporation as amended and as hereinafter set forth.

     3. The Articles of Incorporation of BO-MAR MANUFACTURING CO., INC. on the Effective Date of the merger shall be amended in its entirety to read as herein set forth in full:

AGREEMENT OF MERGER                -2-

                           ARTICLES OF INCORPORATION

                                       OF

                         BO-MAR MANUFACTURING CO., INC.

                                   ARTICLE I

     The name of the corporation is BO-MAR MANUFACTURING CO., INC.

                                   ARTICLE II

     The period of its duration is perpetual.

                                  ARTICLE III

     The purpose or purposes for which the corporation is organized are:

     To buy, sell and deal in personal property, real property, and services subject to Part Four of the Texas Miscellaneous
     Corporation Laws Act.

     To do everything necessary, proper, advisable or convenient for the accomplishment or furtherance of such purpose, provided the same be not prohibited by the laws of the State of Texas.

                                   ARTICLE IV

     The aggregate number of shares which the corporation shall have authority to issue is Five Hundred Thousand

AGREEMENT OF MERGER                   -3-

(500,000) with a par value of One Dollar ($1.00) each. Each share of stock shall have identical rights and privileges in every respect.

                                   ARTICLE V

     The corporation will not commence business until it has received for the issuance of its shares consideration of the value of One Thousand Dollars ($1,000.00), consisting of money, labor done, or property actually received.

                                   ARTICLE VI

     No shareholder or other person shall have any preemptive right whatsoever.

                                  ARTICLE VII

     Except to the extent such power may be modified or divested by an action of the shareholders representing the majority of the issued and outstanding shares of the capital stock of the corporation taken at any regular or special meeting of the shareholders, the power to adopt, alter, amend or repeal the bylaws of the corporation shall be vested in the board of directors.

                                  ARTICLE VIII

     Cumulative voting is expressly prohibited.







AGREEMENT OF MERGER                   -4-

                                   ARTICLE IX

     No contract or other transaction between the corporation and any person or other corporation or entity shall be affected or invalidated by the fact that any one or more of the directors, officers or employees of the corporation are such person or are directors or officers of, or are otherwise interested in, such other corporation or entity, and any one or more directors, officers or employees, individually or jointly, may be a party or parties to or may be otherwise interested in any contract or transaction of the corporation or in which the corporation is interested; and no contract, act or transaction of the corporation with any person or other corporation or entity shall be affected or invalidated by the fact that any one or more directors, officers or employees of the corporation are parties to, or are otherwise interested in, such contract, act or transaction, or in any way connected with such person or other corporation or entity. Each and every person who is or may become a director, officer or employee of the corporation is hereby relieved from any disability or liability that might otherwise exist from contracting with the corporation for the benefit of himself or any other corporation or entity in which he may be in any way interested; provided

AGREEMENT OF MERGER                    -5-
that the fact of such interest shall have been disclosed to or shall be known by the directors not so interested or the shareholders of the corporation, as the case may be, acting upon or with reference to such contract, act or transaction, even though the presence at a meeting or the vote or votes of an interested director or directors might have been necessary to obligate the Corporation upon such contract, act or transaction.

                                   ARTICLE X

     Any person made a party to, or involved in, any criminal, civil or administrative action, suit or proceeding by reason of the fact that he, or his testator or intestate, is or was a director, officer, employee or agent of the corporation, or of any corporation which he, or his testator or intestate, served as such at the request of the corporation, shall be indemnified by the corporation against expenses reasonably incurred by him or imposed on him in connection with, or resulting from the defense of such action, suit or proceeding, or in connection with, or resulting from any appeal therein, except with respect to matters as to which it is adjudged in such action, suit or proceeding that such director, officer or employee is liable to the corporation or to such other corporation for negligence or misconduct in the performance of his duties. As used herein, the term "expenses" shall



AGREEMENT OF MERGER                    -6-
include all obligations incurred by any such person for the payment of money including, without limitation, attorney's fees, awards, judgments, fines, penalties and amounts paid in satisfaction of judgment or in settlement of any such action, suit or proceeding, except amounts paid to the corporation or such other corporation by him. A judgment or conviction (whether based on a plea of guilty or nolo contendere or its equivalent, or after trial) shall not of itself be deemed to be an adjudication that such officer, director, or employee is liable to the corporation or such other corporation for negligence or misconduct in the performance of his duties. Determination of the right to such indemnification and the amount thereof may be made, at the option of the person to be indemnified, pursuant to any procedure set forth in the bylaws or by any of the following procedures: (a) order of the court or administrative body or agency having jurisdiction of the action, suit or proceeding, (b) resolution adopted by a majority of a quorum of the board of directors of the corporation without counting in such majority or quorum any directors who have incurred expenses in connection with such action, suit or proceeding, (c) if there is no quorum of directors who have not incurred expenses in connection with such action, suit, or proceeding, then by resolution adopted by a majority of a committee of shareholders or





AGREEMENT OF MERGER                -7-
directors who have not incurred such expenses, appointed by the board of directors of the corporation, (d) resolution adopted by the holders of a majority of the shares entitled to vote and present in person or represented in proxy at any meeting of shareholders of the corporation at which a quorum is so present or represented, such holders voting together and not by class, or (e) order of any court having jurisdiction over the corporation. Any such determination that a payment by way of indemnity should be made shall be binding upon the corporation. Such right of indemnification shall not be exclusive of any other right which such directors, officers and employees of the corporation, and the other persons above mentioned, may have or hereafter acquire, and without limiting the generality of such statement, they shall be entitled to their respective rights of indemnification under any bylaw, agreement, vote of shareholders, provisions of law or otherwise, as well as their rights under this article. The provisions of this article shall apply to any member of any committee appointed by the board of directors as fully as though such person had been a director, officer, or employee of the corporation.

                                   ARTICLE XI

     The post office address of the initial registered office of the corporation is 9101 Chancellor Row, Dallas,







AGREEMENT OF MERGER                    -8-

Texas 75247, and the name of its initial registered agent at such address is MARTIN DONALD.

                                  ARTICLE XII

     The number of directors constituting the board of directors is four (4), and the names and addresses of the persons who are to serve as directors until the first annual meeting of the shareholders, or until their successors are elected and qualified are:




                NAME                        ADDRESS
                ----                        -------
           MARTIN DONALD                 7727 Joyce Way
                                         Dallas, Texas 75225

           ANN DONALD                    7727 Joyce Way
                                         Dallas, Texas 75225

           ROBERT STADTMAN               6806 Yorkwood Circle
                                         Dallas, Texas 75230

           MYRNA STADTMAN                6806 Yorkwood Circle
                                         Dallas, Texas 75230




AGREEMENT OF MERGER                  -9-

     4. The By-laws of BO-MAR MANUFACTURING CO., INC. shall remain and be the By-laws of the Surviving Corporation until the same shall be altered, or amended according to the provisions of, and in the manner permitted by, the Articles of Incorporation of BO-MAR MANUFACTURING CO., INC.

     5. The first annual meeting of the shareholders of the Surviving Corporation, to be held after the Effective Date of the merger, shall be the annual meeting provided by the By-laws of the Surviving Corporation for the fiscal year 1973-74.

     6. The names and addresses of the persons who shall constitute the Board of Directors of the Surviving Corporation at the Effective Date of the merger, and who shall hold office until the first annual meeting of the shareholders of the Surviving Corporation are as follows:



            Name                              Address
            ----                              -------
        Martin Donald               7727 Joyce Way, Dallas, Texas 75225
        Ann Donald                  7727 Joyce Way, Dallas, Texas 75225
        Robert Stadtman             6806 Yorkwood Circle, Dallas, Texas 75230
        Myrna Stadtman              6806 Yorkwood Circle, Dallas, Texas 75230



     7. The following named individuals shall serve as Officers of the Surviving Corporation upon the Effective Date of the merger:





         President                  Martin Donald

         Secretary-Treasurer        Robert Stadtman






AGREEMENT OF MERGER                    -10-

     8. The method of converting the shares of BO-MAR CORPORATION into shares of the Surviving Corporation shall be as follows:

        (a) Each share of common stock of the par value of Ten Dollars ($10.00) per share of BO-MAR CORPORATION, issued and outstanding on the Effective date of the merger shall be changed and converted into One Hundred Eighty (180) shares of common stock, of the par value of One Dollar ($1.00) per share of the Surviving Corporation, which shares of common stock of the Surviving Corporation shall thereupon be issued and outstanding, provided, however, that no fractional shares of the Surviving Corporation shall be issued, and in lieu of the issuance of fractional shares to which any holder of the common stock of BO-MAR CORPORATION would otherwise be entitled as a result of the conversion, a payment in cash shall be made equal to the value of such fraction, based on the market value of such common stock on the Effective Date.

        (b) After the Effective Date of the merger holders of certificates for shares of common stock in BO-MAR CORPORATION shall surrender them to the Surviving Corporation, or its duly appointed agent, in such manner as the Surviving Corporation shall legally require. On receipt of said share certificates, the

AGREEMENT OF MERGER                 -11-

     Surviving Corporation shall issue in exchange therefor a certificate of shares of common stock in Surviving Corporation representing the number of shares of such stock to which such holder shall be entitled as hereinabove set forth.

     9. This Agreement of Merger shall be duly adopted by the Board of Directors of each of the Corporations which are merging hereunder and upon approval by the Board of Directors of each Corporation, this Agreement of Merger shall be submitted to a vote of the shareholders of each of the Corporations.

     10. Upon appropriate shareholder approval of each Corporation as provided in Article 5.03 of the Texas Business Corporation Act, the Officers of the Corporations merging hereunder shall be authorized to execute Articles of Merger, pursuant to the provisions of Article 5.04 of the Texas Business Corporation Act, and file such Articles of Merger with the Secretary of State of Texas for the purpose of effecting the merger described herein.

     11. The Surviving Corporation shall pay all expenses, to the extent not previously paid by the Constituent Corporation, of effecting this merger according to the terms and conditions hereof.

     Upon the Effective Date of the merger:

          (a) The separate existence of BO-MAR CORPORATION shall cease and BO-MAR MANUFACTURING CO., INC. shall be the only Surviving Corporation.




AGREEMENT OF MERGER                  -12-

          (b) The Surviving Corporation shall have all the rights, privileges, immunities and powers and shall be subject to all the duties and liabilities of a corporation organized under the Texas Business Corporation Act.

          (c) The Surviving Corporation shall thereupon and thereafter possess, all the rights, privileges, immunities and franchises, as well of a public as of a private nature, of BO-MAR CORPORATION; and all property, real, personal and mixed, and all debts due on whatever account, including subscriptions to shares, and all other choses in action, and all and every other interest, of or belonging to or due to BO-MAR CORPORATION, shall be taken and deemed to be transferred to and vested in such Surviving Corporation without further act or deed.

          (d) The Surviving Corporation shall thenceforth be responsible and liable for all liabilities and obligations of BO-MAR CORPORATION; and any claim existing or action or proceeding pending by or against BO-MAR CORPORATION may be prosecuted as if such merger had not taken place, or such Surviving Corporation may be substituted in its place. Neither the rights of creditors, nor any liens upon the property of BO-MAR CORPORATION shall be impaired by the merger.

AGREEMENT OF MERGER                   -13-

     12. Neither BO-MAR CORPORATION nor BO-MAR MANUFACTURING CO., INC., the Surviving Corporation, shall, prior to the Effective Date of the merger, engage in any activity or transaction other than in the ordinary course of business, except as contemplated by this Agreement.

     13. This Agreement of Merger shall be submitted to the shareholders of the Corporations for their approval in the manner provided by the applicable laws of the State of Texas, at a meeting to be held on or before July 23, 1973, or at such other time as the Boards of Directors of the Corporations shall agree.

     14. The Directors of either Corporation may, in their discretion, abandon this merger, subject to the rights of third parties under and contracts relating thereto, without further action or approval by the shareholders of the Corporations, at any time before the merger has been completed.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement of Merger to be executed by their respective officers and directors and have caused their respective corporate seals to be impressed hereon on this 23rd day of June, 1973.

                                             BO-MAR CORPORATION


Seal                                         BY /s/ MARTIN DONALD
                                               ---------------------------------
                                                President

                                             BO-MAR MANUFACTURING CO., INC.


Seal                                         BY /s/ MARTIN DONALD
                                               ---------------------------------
                                                President

                               BO-MAR CORPORATION
                              CONSENT OF DIRECTORS
                                  July 23, 1973

     The undersigned, being all of the Directors constituting the Board of Directors of BO-MAR CORPORATION, a Texas corporation (the "Corporation"), do hereby, jointly and severally, pursuant to Article 9.10 of the Texas Business Corporation Act, consent to and approve in all respects the adoption of the following resolutions by the Board of Directors of the Corporation and each and every action effected thereby:

     1. Approval of Plan of Merger.

        WHEREAS this Board of Directors deem it to be in the best interests of this Corporation and its shareholders that this Corporation enter into an agreement providing for the merger of this Corporation with BO-MAR MANUFACTURING CO., INC., which agreement is annexed hereto as Exhibit "A", it is

        RESOLVED that the merger of this Corporation and the terms and conditions of the merger agreement are approved; and

        RESOLVED FURTHER that the President and the Secretary of this Corporation are hereby authorized and directed to execute and deliver in the name of this Corporation an Agreement of Merger, a copy of which is attached hereto, marked Exhibit "A" and incorporated herein by reference; and

        RESOLVED FURTHER that the officers of this Corporation be, and they hereby are, authorized and directed to take such steps as they may deem necessary or proper to obtain the approval of the agreement by the vote of the holders of not less than two-thirds of the issued and outstanding shares of this Corporation, at a special meeting hereby called for such purpose or by written consent of shareholders.

        RESOLVED FURTHER that the officers of this Corporation are directed to prepare and execute Articles of Merger, as required by the Business Corporation Act.

     2. Authorization of Officers.

        RESOLVED, that the officers of the Corporation are hereby severally authorized to (a) sign, execute, certify to, verify, acknowledge, deliver, accept, file and record any and all instruments and documents and (b) take, or cause to be taken, any and all such action, in the name and on behalf of the Corporation or otherwise, as (in any such officer's judgment) shall be necessary, desirable or appropriate in order to effect the purposes of the foregoing resolution.

     3. Filing in Minute Book.

        RESOLVED, that the Secretary of the Corporation be and hereby is directed to retain an executed copy of this Consent adopting these resolutions and to file the same in the permanent Minute Book of the Corporation.

     IN WITNESS WHEREOF, we have executed this Consent in several original counterparts, each of which shall be deemed an original, on the respective dates set opposite our names.

Directors

/s/ MARTIN DONALD                                 7/28        1973
------------------------------------------    --------------,
/s/ ROBERT STADTMAN                               7/28        1973
------------------------------------------    --------------,
/s/ [ILLEGIBLE]                                   7/28        1973
------------------------------------------    --------------,
/s/ [ILLEGIBLE]                                   7/28        1973
------------------------------------------    --------------,

                               BO-MAR CORPORATION
                            CONSENT OF SHAREHOLDERS
                                  July 23, 1973

     The undersigned, being all of the shareholders of BO-MAR CORPORATION, a Texas corporation (the "Corporation"), do hereby, jointly and severally, pursuant to Article 9.10 of the Texas Business Corporation Act, consent to and approve in all respects the adoption of the following resolutions by the shareholders of the Corporation and each and every action effected thereby:

     1.Approval of Plan of Merger.

        WHEREAS, by a Consent of Directors of this Corporation dated July 23, 1973, the Board of Directors of this Corporation authorized and approved the execution and delivery of an Agreement of Merger, a copy of which is annexed hereto as Exhibit "A."

        NOW, THEREFORE, be it resolved that the shareholders of this Corporation do hereby ratify and approve the Agreement of Merger annexed hereto as Exhibit "A."

     2. Authorization of Officers.

        RESOLVED, that the officers of the Corporation are hereby severally authorized to (a) sign, execute, certify to, verify, acknowledge, deliver, accept, file and record any and all instruments and documents and (b) take, or cause to be taken, any and all such action, in the name and on behalf of the Corporation or otherwise, as (in any such officer's judgment) shall be necessary, desirable or appropriate in order to effect the purposes of the foregoing resolution.

     3. Filing in Minute Book.

        RESOLVED, that the Secretary of the Corporation be and hereby is directed to retain an executed copy of this Consent adopting these resolutions and to file the same in the permanent Minute Book of the Corporation.

     IN WITNESS WHEREOF, we have executed this Consent in several original counterparts, each of which shall be deemed an original, on the respective dates set opposite our names.



Shareholders                       Number of Shares            Date
------------                       ----------------            ----
/s/ MARTIN DONALD                         50                  7/28, 1973
--------------------------                                  ------
Martin Donald



/s/ ROBERT STADTMAN                       50                  7/28, 1973
--------------------------                                  ------
Robert Stadtman


                         BO-MAR MANUFACTURING CO., INC.
                              CONSENT OF DIRECTORS
                                  July 23, 1973

     The undersigned, being all of the Directors constituting the Board of Directors of BO-MAR MANUFACTURING CO., INC., a Texas corporation (the "Corporation"), do hereby, jointly and severally, pursuant to Article 9.10 of the Texas Business Corporation Act, consent to and approve in all respects the adoption of the following resolutions by the Board of Directors of the Corporation and each and every action effected thereby:

     1. Approval of Plan of Merger.

        WHEREAS this Board of Directors deem it to be in the best interests of this Corporation in that this Corporation enter into an agreement providing for the merger of this Corporation with BO-MAR CORPORATION, which agreement is annexed hereto as Exhibit "A", it is

        RESOLVED that the merger of this Corporation and the terms and conditions of the merger agreement are approved; and

        RESOLVED FURTHER that the President and the Secretary of this Corporation are hereby authorized and directed to execute and deliver in the name of this Corporation an Agreement of Merger, a copy of which is attached hereto, marked Exhibit "A" and incorporated herein by reference; and

        RESOLVED FURTHER that the officers of this Corporation be, and they hereby are, authorized and directed to take such steps as they may deem necessary or proper to obtain the approval of the agreement by the vote of the holders of not less than two-thirds of the issued and outstanding shares of this Corporation, at a special meeting hereby called for such purpose or by written consent of shareholders.

        RESOLVED FURTHER that the officers of this Corporation are directed to prepare and execute Articles of Merger, as required by the Business Corporation Act.

     2. Authorization of Officers.

        RESOLVED, that the officers of the Corporation are hereby severally authorized to (a) sign, execute, certify to, verify, acknowledge, deliver, accepts, file and record any and all instruments and documents and (b) take, or cause to be taken, any and all such action, in the name and on behalf of the Corporation or otherwise, as (in any such officer's judgment) shall be necessary, desirable or appropriate in order to effect the purposes of the foregoing resolution.

      3. Filing in Minute Book.

        RESOLVED, that the Secretary of the Corporation be and hereby is directed to retain an executed copy of this Consent adopting these resolutions and to file the same in the permanent Minute Book of the Corporation.

        IN WITNESS WHEREOF, we have executed this Consent in several original counterparts, each of which shall be deemed an original, on the respective dates set opposite our names.





/s/ MARTIN DONALD                                 7/28
------------------------------------------    --------------, 1973
/s/ ROBERT STADTMAN                               7/28
------------------------------------------    --------------, 1973
/s/ [ILLEGIBLE]                                   7/28
------------------------------------------    --------------, 1973
/s/ [ILLEGIBLE]                                   7/28
------------------------------------------    --------------, 1973

                         BO-MAR MANUFACTURING CO., INC.
                             CONSENT OF SHAREHOLDERS
                                  July 23, 1973

     The undersigned, being all of the shareholders of BO-MAR MANUFACTURING CO., INC., a Texas corporation (the "Corporation"), do hereby, jointly and severally, pursuant to Article 9.10 of the Texas Business Corporation Act, consent to and approve in all respects the adoption of the following resolutions by the shareholders of the Corporation and each and every action effected thereby:

     1. Approval of Plan of Merger.

        WHEREAS, by a Consent of Directors of this Corporation dated July 23, 1973, the Board of Directors of this Corporation authorized and approved the execution and delivery of an Agreement of Merger, a copy of which is annexed hereto as Exhibit "A."

        NOW, THEREFORE, be it resolved that the shareholders of this Corporation do hereby ratify and approve the Agreement of Merger annexed hereto as Exhibit "A."

     2. Authorization of Officers.

        RESOLVED, that the officers of the Corporation are hereby severally authorized to (a) sign, execute, certify to, verify, acknowledge, deliver, accept, file and record any and all instruments and documents and (b) take, or cause to be taken, any and all such action, in the name and on behalf of the Corporation or otherwise, as (in any such officer's judgment) shall be necessary, desirable or appropriate in order to effect the purposes of the foregoing resolution.

     3. Filing in Minute Book.

        RESOLVED, that the Secretary of the Corporation be and hereby is directed to retain an executed copy of this Consent adopting these resolutions and to file the same in the permanent Minute Book of the Corporation.

     IN WITNESS WHEREOF, we have executed this Consent in several original counterparts, each of which shall be deemed an original, on the respective dates set opposite our names.




Shareholders                       Number of Shares            Date
------------                       ----------------            ----
/s/ MARTIN DONALD                         500                 7/28, 1973
--------------------------                                  ------
Martin Donald



/s/ ROBERT STADTMAN                       500                 7/28, 1973
--------------------------                                  ------
Robert Stadtman


                                                         FILED
                                                  IN THE OFFICE OF THE
                                              SECRETARY Of STATE OF TEXAS
                                                     OCT 01 1986

                                                      CLERK II-G
                                                  CORPORATIONS SECTION



                    STATEMENT OF CHANGE OF REGISTERED OFFICE

                          OR REGISTERED AGENT OR BOTH

                                       BY

                             DALLAS WOODCRAFT, INC.



     1. The name of the corporation is Dallas Woodcraft, Inc.

     2. The address, including street and number, of the corporation's present registered office as shown in the records of the Secretary of State of Texas prior to the filing of this statement is 2829 Sea Harbor, Dallas, Texas 75225.

     3. The address, including street and number, of the corporation's new registered office is 1500 Diamond Shamrock Tower, 717 N. Harwood, Dallas, Texas 75201.

     4. The name of the corporation's present registered agent, as shown in the record of the Secretary of State of Texas prior to the filing of this statement, is Martin Donald.

     5. The name of the corporation's registered agent shall be M. Douglas
Adkins.

     6. The address of the corporation's registered office and the address of the business office of its registered agent, as changed, will be identical.

     7. Such change was authorized by the corporation's Board of Directors.

     8. The counties where business is being conducted are ALL.

                                             DALLAS WOODCRAFT, INC.

                                             BY:  /s/ M. DOUGLAS ADKINS
                                                 -------------------------------
                                                 M. Douglas Adkins, Secretary

     SWORN TO BEFORE ME this 23rd day of September, 1986.


                                             /s/ CONNIE J. JOINER
                                             -----------------------------------
                                             Notary Public of Texas
[SEAL]

                                             Connie J. Joiner
                                             -----------------------------------
My Commission Expires:                       Print Notary Name Here

       2-8-88

                                                              FILED
                                                  In the Secretary Office of the
                                                    Secretary of State of Texas
                                                          July 03, 1987
                                                           Clerk II-G
                                                       Corporations Section



                        STATEMENT OF CHANGE OF REGISTERED

                       OFFICE OR REGISTERED AGENT OR BOTH

                        BY A TEXAS DOMESTIC CORPORATION






1        The name of the corporation Dallas Woodcraft, Inc.

2. The address, including street and number, of its present registered office as shown in the records of the Secretary of State of the State of Texas prior to filing this statement is 1500 Diamond Shamrock Tower, 717 N. Harwood, Dallas, Texas

3. The address, including street and number, to which its registered office is to be changed is 2829 Sea Harbor Dallas, Texas 75212-4228 (Give new address of state "no change")

4. The name of its present registered agent, as shown in the records of the Secretary of State of the State of Texas, prior to filing this statement is Martin Donald

5. The name of its new registered agent is M. Douglas Adkins (Give new name or state "no change")

6. The address of its registered office and the address of the business office of its registered agent, as changed, will be identical.

7.       Such change was authorized by its board of directors.



                                             /s/ WILLIAM J. HENDRIX
                                             -----------------------------------
                                             Vice President of Finance

Sworn to June 9, 1987
        ----------------
        (date)

                                             /s/ FREDA BERGAN
                                             -----------------------------------
                                             NOTARY PUBLIC

                                                   Dallas County, Texas

          FREDA BERGAN
[SEAL]    NOTARY PUBLIC STATE OF TEXAS
          COMMISSION EXPIRES 3-28-91

                                                                      [STAMP]


                    STATEMENT OF CHANGE OF REGISTERED OFFICE
                           OR REGISTERED AGENT OR BOTH

                                       BY

                             DALLAS WOODCRAFT, INC.

     1. The name of the corporation is Dallas Woodcraft, Inc.

     2. The address, including street and number, of the corporation's present registered office as shown in the records of the Secretary of State of Texas prior to the filing of this statement is 2829 Sea Harbor, Dallas, Texas 75212.

     3. The address, including street and number, of the corporation's new registered office is 4550 Spring Valley Road, Dallas, Texas 75244.

     4. The name of the corporation's present registered agent, as shown in the record of the Secretary of State of Texas prior to the filing of this statement, is M. Douglas Adkins.

     5. The name of the corporation's registered agent shall be William J. Hendrix.

     6. The address of the corporation's registered office and the address of the business office of its registered agent, as changed, will be identical.

     7. Such change was authorized by the corporation's Board of Directors.


                                        DALLAS WOODCRAFT, INC.

                                        By:/s/ WILLIAM J. HENDRIX
                                           -------------------------------------
                                           William J. Hendrix
                                           Vice President of Finance

     SWORN TO BEFORE ME this 11th day of July, 1988.




                                             /s/ FREDA L.BERGAN
                                             -----------------------------------
                                             Notary Public of Texas
[SEAL]

                                             FREDA L.BERGAN
                                             -----------------------------------
My Commission Expires:                       Print Notary Name Here

       3-28-91
---------------------

                                                                        [STAMP]



                   STATEMENT OF CHANGE OF REGISTERED OFFICE
                        OR REGISTERED AGENT OR BOTH BY
                             A PROFIT CORPORATION



1        The name of the corporation is Dallas Woodcraft, Inc.
                                        ----------------------------------------
         The corporation's charter number is 0023780650
                                     -------------------------------------------
2. The address of the CURRENT registered office as shown in the records of the Texas secretary of state is:

         STREET ADDRESS   4550 Spring Valley Road
                       ---------------------------------------------------------
         CITY     Dallas       , TEXAS ZIP         75244
             ------------------          ---------------------------------------
         (it is recommended that you verify item 2 by calling 512-463-5555 before filing this form.)

3.       A.    The address of the NEW registered office is:
           ---
         STREET ADDRESS
                       ---------------------------------------------------------
         CITY                           ,  TEXAS ZIP
             ---------------------------          -----------------------------
OR

         B. X  The registered office address will not change.
           ---

4.       The name of the CURRENT registered agent as shown in the records of the
         Texas secretary of state is   William Hendrix.
                                    --------------------------------------------

         (it is recommended that you verify item 4 by calling 512-463-5555 before filing this form.)

5.       A. X  The name of the NEW registered agent is    Camille Comeau.
           ---                                        --------------------------
OR
         B.   The registered agent will not change.
           ---

6. Following the changes shown above, the address of the registered office and the address of the office of the registered agent will continue to be identical, as required by law.

7.       The changes shown above were authorized by: (check one)

         A.    The Board of Directors.
           ---
         B. X An officer of the corporation so authorized by the Board of --- Directors.






                                             /s/ DONALD J. CARTER
                                             -----------------------------------
                                             An Authorized Officer

                                                                        [STAMP]







                  STATEMENT OF CHANGE OF REGISTERED OFFICE OR
                     REGISTERED AGENT, OR BOTH, BY A TEXAS
                              DOMESTIC CORPORATION

1.       The name of the corporation is Bo-Mar Manufacturing Co., Inc.

2. The address, including street and number, of its present registered office as shown in the records of the Secretary of the State of Texas prior to filing this statement is 9101 Chancellor Row, Dallas, Texas 75247.

3. The address, including street and number, to which its registered office is to be changed is 2829 Sea Harbor, Dallas, Texas 75225.

4. The name of its present registered agent, as shown in the records of the Secretary of the State of Texas, prior to filing this statement is Martin Donald.

5.       The name of its new registered agent is no change.

6. The address of its registered office and the address of the business office of its registered agent, as changed, will be identical.

7.       Such change was authorized by its board of directors.


                                                  /s/ MARTIN DONALD
                                                  ------------------------------
                                                  President

Sworn to    10/6/78                               /s/ [ILLEGIBLE]
        ----------------                          ------------------------------
            (date)                                Notary Public
                                                  Dallas County, Texas

                                                                       [STAMP]



                             ARTICLES OF AMENDMENT

                                       TO

                           ARTICLES OF INCORPORATION

     PURSUANT to the provisions of Article 4.04 of the Texas Business Corporation Act, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation for the purpose of changing its corporate name:

                                   ARTICLE I

     The name of the corporation is Bo-Mar Manufacturing Co., Inc.

                                   ARTICLE II

     The following amendment to the Articles of Incorporation was adopted by the Shareholders of the corporation on the 1st day of February, 1984.

     1. Article I of the original Articles of Incorporation is hereby amended to read in its entirety as follows:

                                   "ARTICLE I

     The name of the corporation is Dallas Woodcraft, Inc."

                                  ARTICLE III

     The number of shares outstanding of the single class of voting stock, $1.00 par value, of the corporation at the time of such adoption was 10,300; and the number of shares entitled to vote thereon was 10,300.

                                   ARTICLE IV

     The holders of all of the shares outstanding and entitled to vote on said amendment have signed a consent in writing adopting said amendment.

                                   ARTICLE V

     The amendment neither provides for the exchange, reclassification nor cancellation of issued shares, nor does it effect a change in the stated capital of the corporation.

     Dated: February 24, 1984

                                        BO-MAR MANUFACTURING CO., INC.




                                        By: /s/ DONALD J. CARTER
                                           -------------------------------------
                                           Donald J. Carter, President

                                        By: /s/ M. DOUGLAS ADKINS
                                           -------------------------------------
                                           M. Douglas Adkins, Secretary

STATE OF TEXAS     )
                   )
COUNTY OF DALLAS   )

     BEFORE ME, a notary public, on this day personally appeared DONALD J. CARTER, known to me to be the person whose name is subscribed to the foregoing document and, being by me first duly sworn, declared that the statements therein contained are true and correct.

     GIVEN UNDER MY HAND AND SEAL of office this 24 day of February, A.D., 1984.


                                        /s/ FREDA RICHARDS BERGAN
                                        ----------------------------------------
                                        Notary Public in and for the
[SEAL]                                  State of Texas




                                        Freda Richards Bergan
                                        ----------------------------------------
                                        Typed or Printed Name of Notary

My Commission Expires:

   March 28, 1987
---------------------

STATE OF TEXAS      )
                    )
COUNTY OF DALLAS    )

     BEFORE ME, a notary public, on this day personally appeared M. DOUGLAS ADKINS, known to me to be the person whose name is subscribed to the foregoing document and, being by me first duly sworn, declared that the statements therein contained are true and correct.

     GIVEN UNDER MY HAND AND SEAL of office this 24th day of February, A.D.,
1984.


                                        /s/ SALLY J. LUNDAY
                                        ----------------------------------------
                                        Notary Public in and for the
[SEAL]                                  State of Texas

                                            SALLY J. LUNDAY
                                        ----------------------------------------
                                        Typed or Printed Name of Notary


My Commission Expires:

        8/9/89
----------------------

                                                                         [STAMP]

                    STATEMENT OF CHANGE OF REGISTERED OFFICE
                           OR REGISTERED AGENT OR BOTH

                                       BY

                             DALLAS WOODCRAFT, INC.



1.       The name of the corporation is Dallas Woodcraft, Inc.

2. The address, including street and number, of the corporation's present registered office as shown in the records of the Secretary of State of Texas prior to the filing of this statement is 2829 Sea Harbor, Dallas, Texas 75225.

3. The address, including street and number, of the corporation's new registered office is 1500 Diamond Shamrock Tower, 717 N. Harwood, Dallas, Texas 75201.

4. The name of the corporation's present registered agent, as shown in the record of the Secretary of State of Texas prior to the filing of this statement, is Martin Donald.

5.       The name of the corporation's registered agent shall be M. Douglas
Adkins.

6. The address of the corporation's registered office and the address of the business office of its registered agent, as changed, will be identical.

7.       Such change was authorized by the corporation's Board of Directors.

8.       The counties where business is being conducted are ALL.

                                             DALLAS WOODCRAFT, INC.

                                             BY:  /s/ M. DOUGLAS ADKINS
                                                 -------------------------------
                                                 M. Douglas Adkins, Secretary

     SWORN TO BEFORE ME this 23rd day of September, 1986.


                                             /s/ CONNIE J. JOINER
                                             -----------------------------------
                                             Notary Public of Texas
[SEAL]

                                             Connie J. Joiner
                                             -----------------------------------
My Commission Expires:                       Print Notary Name Here

       2-8-88
---------------------

                                                                        [STAMP]



                       STATEMENT OF CHANGE OF REGISTERED

                       OFFICE OR REGISTERED AGENT OR BOTH

                        BY A TEXAS DOMESTIC CORPORATION

1        The name of the corporation Dallas Woodcraft, Inc.

2. The address, including street and number, of its present registered office as shown in the records of the Secretary of State of the State of Texas prior to filing this statement is 1500 Diamond Shamrock Tower, 717 N. Harwood Dallas, Texas

3. The address, including street and number, to which its registered office is to be changed is 2829 Sea Harbor Dallas, Texas 75212-4228 (Give new address of state "no change")

4. The name of its present registered agent, as shown in the records of the Secretary of State of the State of Texas, prior to filing this statement is Martin Donald

5. The name of its new registered agent is M. Douglas Adkins (Give new name or state "no change ")

6. The address of its registered office and the address of the business office of its registered agent, as changed, will be identical.

7.       Such change was authorized by its board of directors.



                                             /s/ WILLIAM J. HENDRIX
                                             -----------------------------------
                                             Vice President of Finance

Sworn to June 9, 1987
        ----------------
        (date)

                                             /s/ FREDA BERGAN
                                             -----------------------------------
                                             NOTARY PUBLIC

                                             Dallas County, Texas
                                             -------


          FREDA BERGAN
[SEAL]    NOTARY PUBLIC STATE OF TEXAS
          COMMISSION EXPIRES 3-28-91

                                                                         [STAMP]



                    STATEMENT OF CHANGE OF REGISTERED OFFICE
                           OR REGISTERED AGENT OR BOTH

                                       BY

                             DALLAS WOODCRAFT, INC.

     1. The name of the corporation is Dallas Woodcraft, Inc.

     2. The address, including street and number, of the corporation's present registered office as shown in the records of the Secretary of State of Texas prior to the filing of this statement is 2829 Sea Harbor, Dallas, Texas 75212.

     3. The address, including street and number, of the corporation's new registered office is 4550 Spring Valley Road, Dallas, Texas 75244.

     4. The name of the corporation's present registered agent, as shown in the record of the Secretary of State of Texas prior to the filing of this statement, is M. Douglas Adkins.

     5. The name of the corporation's registered agent shall be William J. Hendrix.

     6. The address of the corporation's registered office and the address of the business office of its registered agent, as changed, will be identical.

     7. Such change was authorized by the corporation's Board of Directors.



                                             DALLAS WOODCRAFT, INC.

                                             By: /s/ WILLIAM J. HENDRIX
                                                --------------------------------
                                                 William J. Hendrix
                                                 Vice President of Finance

     SWORN TO BEFORE ME this 11th day of July, 1988.


                                             /s/ FREDA L. BERGAN
                                             -----------------------------------
   [SEAL]                                    Notary Public, State of Texas

My Commission Expires:                       FREDA L. BERGAN
                                             -----------------------------------
         3/28/91                             Print Name of Notary
---------------------

                                                                      [STAMP]


                    STATEMENT OF CHANGE OF REGISTERED OFFICE
                         OR REGISTERED AGENT OR BOTH BY
                              A PROFIT CORPORATION

1.       The name of the corporation is Dallas Woodcraft, Inc.

         The corporation's charter number is 0023780650.

2. The address of the CURRENT registered office as shown in the records of the Texas secretary of state is:

         STREET ADDRESS, 4550 Spring Valley Road

         CITY Dallas, TEXAS ZIP 75244
         (It is recommended that you verify item 2 by calling 512-463-5555 before filing this form.)

3.       A.   The address of the NEW registered office is:
           --
         STREET ADDRESS
                       --------------------------------------------------------
         City                                TEXAS ZIP
             --------------------------------         -------------------------
OR
         B. X The registered office address will not change.
           ---
         The name of the CURRENT registered agent as shown in the records of the Texas secretary of state is William Hendrix
         (It is recommended that you verify item 4 by calling 512-463-5555 before filing this form.)

         A. X  The name of the NEW registered agent is Camille Comeau.
           ---
OR

         B.   The registered agent will not change.
           ---

6. Following the changes shown above, the address of the registered office and the address of the office of the registered agent will continue to be identical, as required by law.

7.       The changes shown above were authorized by: (check one)

         A.    The Board of Directors.
           ---
         B. X An officer of the corporation so authorized by the Board of --- Directors.





                                             /s/ DONALD CARTER
                                             -----------------------------------
                                                     An Authorized Officer